Expanding the Footprint: Acquisition of Interstate Power and Light Company's Electricity Transmission Assets January 19, 2007

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Agenda Introduction and Transaction Overview Joseph L. Welch, President & Chief Executive Officer Financial Overview Ed Rahill, Sr. Vice President & Chief Financial Officer Conclusion Joseph L. Welch, President & Chief Executive Officer

Introduction and Transaction Overview Joseph L. Welch President & Chief Executive Officer

Transaction Overview ITC Midwest LLC, a new subsidiary of ITC Holdings Corp. ("ITC") has signed a definitive agreement to acquire all of the electricity transmission assets of Interstate Power and Light Company ("IP&L"), a subsidiary of Alliant Energy Corporation Upon closing ITC will own all of IP&L's transmission assets located in Iowa and in portions of Minnesota and Illinois Transaction valued at approximately $750 million ($783 million including all transaction expenses); no debt will be assumed Consideration is all cash and is anticipated to be financed through a combination of debt and equity to maintain ITC's targeted capital structure of 70% debt and 30% equity IP&L is not conveying any non-transmission assets in the transaction

Transaction Overview Transaction represents another significant milestone for ITC Creates a super regional footprint First proposed acquisition by ITC of transmission assets integrated within a utility Expected to be immediately accretive to earnings and cash flow Rate base being acquired is expected to be in the $400 - $425 million range subject to: The elimination of Accumulated Deferred Income Taxes (ADIT) A purchase price adjustment according to the terms of the Asset Sale Agreement (ASA) Transaction requires state and federal regulatory approvals; Expected to close in the 4th quarter of 2007, ASA requires transaction to close no later than December 31, 2007 Conditions to close; Satisfactory state and federal regulatory approvals for both ITC and IP&L

IP&L's Transmission Assets: A Strategic Acquisition The geographic areas in which IP&L operates are expected to experience significant growth in diversified energy infrastructure investment Ethanol production facilities and additions to generating capacity, especially in renewables, are expected to represent an important component of the region's economy in the future Believe a critical component of this energy infrastructure development will entail significant upgrades and expansion of the electricity transmission system The need for investment in IP&L's transmission system is consistent with and complementary to ITC's existing strategy in Michigan

Benefits of Transaction Benefits to end use consumers: Singular focus on maintaining and investing in the electricity transmission system Explicit objectives of enhancing reliability and reducing congestion Facilitates regional economic growth plans Supports Energy Policy Objectives: Consistent with FERC policy to continue to advance the independent transmission company business model Increased Industry Presence: Over 25,000 MW combined peak load, about 18% of Midwest ISO peak load After the acquisition creates 6th largest electric transmission serving company in the country(1) (1) Based on annual electric retail sales in the service territory as found in "Edison Electric Institute Profile: Rankings of Shareholder-Owned Electric Companies", May, 2006

Benefits of Acquisition: Part of Larger Regional Plan ITC Holdings is excited to be part of Alliant's broader program - the Energy for a New Generation plan. The acquisition of the IP&L assets will enable ITC Holdings to leverage off of its experience and resources to develop the necessary infrastructure to support continued load growth as well as the development of a renewable resources market. Ethanol production facilities and additions to generating capacity, especially in renewables, will represent an important component of the region's economy in the future. The need for investment in IP&L's transmission system is consistent with and complementary to ITC Holdings' existing strategy in Michigan.

ITC Holdings Comparison Network System Peak Load 22,000 MW + (1) 3,100 MW + Service Area Lower Peninsula of Michigan (1) Iowa and portions of Minnesota and Illinois Total Transmission Miles More than 8,000 (1) Approximately 6,800 Stations 236 (1) Approximately 170 Interconnections 14 (1) Approximately 160 RTO Membership Midwest ISO Midwest ISO Full Time Equivalent Employees Approximately 230 Approximately 50 (1) Includes assets from both ITCTransmission's and Michigan Electric Transmission Company, LLC's systems.

Required Regulatory Approvals State Iowa Utilities Board ("IUB") Application for approval of reorganization - IUB to act within 180 days Illinois Commerce Commission ("ICC") Application for approval of transaction based on public interest and request a certificate of discontinuance No statutory deadline to act (process anticipated to take approximately nine months) Minnesota Public Utilities Commission ("MPUC") Reorganization filing demonstrating transfer is in the public interest No statutory deadline to act (MPUC has acted within nine months on previous transfers)

Required Regulatory Approvals Federal Federal Energy Regulatory Commission ("FERC"): Section 203 filing for acquisition and ITC equity issuance FERC to act within 180 days (may be tolled once) Section 204 Filing for debt securities issuance at ITC Midwest FERC generally approves within 30 days if unopposed Section 205 filing for rates for ITC Midwest FERC to act within 60 days (approve or set for hearing) Antitrust review under Hart Scott Rodino act (HSR) with a 30 day waiting period

Financial Overview Edward Rahill Senior Vice President & Chief Financial Officer

Regulatory Construct ITC will be acquiring electricity transmission assets only: Future rates, terms and conditions of service will be exclusively subject to FERC regulation FERC application will include the elements with respect to the rate construct that are similar to ITC Holdings existing subsidiary's: Regulatory construct expected to provide predictability, stability and recoverability With the acquisition of additional transmission assets divested by a market participant, this transaction is consistent with FERC's vision of broader scope and configuration for independent electric transmission companies IP&L is currently a member of Midwest ISO ("MISO") and the assets being acquired, through ITC's ownership, will continue to be a part of MISO: ITCTransmission and METC are also part of MISO

Pro Forma Financial Impact Transaction is expected to be immediately accretive to earnings and cash flow Rate base being acquired is expected to be in the $400 - $425 million range subject to: The elimination of ADIT A purchase price adjustment according to the terms of the ASA Financing plan expected to be consistent with current capital structure and credit quality ITC's consolidated credit metrics pro forma for the acquisition are expected to be solidly investment grade Attachment O will provide predictable cash flows for all three operating companies Larger company scale is consistent with FERC's public policy to improve transmission grid Reduces business risk by broadening geographic reach and diversifying customer base Management team with proven track record of business operations, acquisition integration and focus on credit quality as an integral component of the business plan

Conclusion Joseph L. Welch President & Chief Executive Officer

Summary of Transaction Highly strategic investment consistent with ITC's strategy: Benefits customers through ongoing system development Increased growth opportunities, scale and regional presence for ITC Expected to be immediately accretive to earnings and cash flow Consistent with FERC goals: Increasing investment in transmission infrastructure Migrating ownership of transmission assets from market participants to independent electric transmission companies Expected to close in the 4th quarter of 2007 Looking forward to becoming a part of the region and its communities

Q&A Joseph L. Welch, President & Chief Executive Officer Edward Rahill, Senior Vice President & Chief Financial Officer Linda Blair, Senior Vice President of Business Strategy